UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

Vapotherm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38740	46-2259298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive
Exeter, New Hampshire		03833
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 658-0011

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, on June 17, 2024, Vapotherm, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Veronica Holdings, LLC, a Delaware limited liability company (“Topco”), Veronica Intermediate Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Topco (“Parent”), and Veronica Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). On September 20, 2024 (the “Closing Date”), pursuant to the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub merged with and into the Company (the “Merger”), and as a result of the Merger, the separate corporate existence of Merger Sub ceased, and the Company continued as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent (the “Surviving Corporation”). Topco, Parent and Merger Sub are affiliates of Perceptive Advisors, LLC (“Perceptive”).

Item 2.01   Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K (the “Introduction”) is incorporated by reference into this Item 2.01.

Merger Agreement

On the Closing Date, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and by virtue of the Merger, each share (“Share”) of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares as described below, was converted into the right to receive an amount in cash equal to $2.18, without interest (the “Per Share Merger Consideration”). The “Excluded Shares” are (i) each Share held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned subsidiary of the Company immediately prior to the Effective Time, which Share by virtue of the Merger was cancelled and retired without any conversion thereof and ceased to exist and no payment or distribution was made with respect thereto; (ii) each Share owned by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub immediately prior to the Effective Time (other than the Rollover Shares (as defined below) contributed to Topco), which Share by virtue of the Merger was cancelled and retired without any conversion thereof and ceased to exist and no payment or distribution was made with respect thereto; (iii) each Share held by a holder (or “beneficial owner” (as defined in Section 262(a) of the DGCL)) who was entitled to demand and properly exercised and perfected its demand for appraisal of such Share in accordance with Section 262 of the DGCL; and (iv) each Rollover Share, which was contributed to Topco as described below in exchange for common units in Topco (“Topco Common Units”) and then contributed by Topco to Parent immediately prior to the Effective Time, which Rollover Share by virtue of the Merger was cancelled and retired without any conversion thereof and ceased to exist and no payment or distribution was made with respect thereto.

As of the Effective Time, except as otherwise agreed to between Parent, the Company and a holder of an award, each option to purchase Shares (each, a “Company Stock Option”) that was outstanding immediately prior to the Effective Time, whether or not vested, was cancelled and in exchange therefor the holder received an amount in cash, less applicable tax withholdings, equal to (i) the total number of Shares subject to the vested portion of such Company Stock Option immediately prior to the Effective Time (including any portion of the Company Stock Option that became vested as a result of the transaction), multiplied by (ii) the excess, if any, of the Per Share Merger Consideration over the applicable exercise price per Share subject to such Company Stock Option. No holder of a Company Stock Option that, as of immediately prior to such cancellation, had an exercise price per Share that was equal to or greater than the Per Share Merger Consideration was entitled to any payment with respect to such cancelled Company Stock Option. As of the Effective Time, except as otherwise agreed to between Parent, the Company and a holder of an award, each restricted stock unit (each, a “Company RSU Award”) that was outstanding, whether or not vested, immediately prior to the Effective Time was cancelled and in exchange therefor the holder received an amount in cash, less applicable tax withholdings, equal to (i) the total number of Shares subject to the vested portion of such Company RSU Award immediately prior to the Effective Time (including any portion of the Company RSU Award that became vested as a result of the transaction) multiplied by (ii) the Per Share Merger Consideration. As of the Effective Time, except as otherwise agreed to between Parent, the Company and a holder of an award, each performance stock unit (each, a “Company PSU Award” and, together with the Company Stock Options and the Company RSU Awards, the “Company Equity Awards”) that was outstanding immediately prior to the Effective Time was cancelled and in exchange therefor the holder received an amount in cash, less applicable tax withholdings, equal to (i) the total number of Shares subject to the vested portion of such Company PSU Award immediately prior to the Effective Time (including any portion of the Company PSU Award that became vested as a result of the transaction) (assuming target performance was achieved, or such higher level as required by the terms of such Company PSU Award), multiplied by (ii) the Per Share Merger Consideration. As further described below, certain holders of Company Stock Options, Company RSU Awards and Company PSU Awards agreed with Parent and Topco to use the cash consideration that otherwise would have been received in respect of such Company Equity Awards in the Merger (or the Shares that would otherwise be delivered) in respect of such awards to subscribe for equity in Topco.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Stockholder Rollover Agreements

In connection with the Merger Agreement, certain stockholders of the Company (collectively, the “Stockholder Rollover Holders”) entered into Rollover Agreements with Topco and the Company (the “Stockholder Rollover Agreements”) pursuant to and subject to the terms and conditions of which, on the Closing Date immediately prior to the Effective Time, each Stockholder Rollover Holder contributed, transferred and assigned to Topco all or a portion of the Shares held directly by such Stockholder Rollover Holder (the “Rollover Shares”), in exchange for Topco Common Units at a price per Topco Common Unit equal to $2.18.

The foregoing description of the Stockholder Rollover Agreements is qualified in its entirety by reference to the full text of the Stockholder Rollover Agreements, forms of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

SLR Rollover Agreements and Warrant Amendment

In connection with the Merger Agreement, Topco and Parent entered into a Rollover Agreement (the “SLR Rollover Agreement”), dated as of June 17, 2024, by and among Topco, Parent and each of the persons identified as a holder on the signature pages thereto (collectively, the “SLR Rollover Holders”). Pursuant to the terms and subject to the conditions of the SLR Rollover Agreement, immediately prior to the Effective Time, the SLR Rollover Holders contributed certain of the loans and certain of the accrued but unpaid interest and fees under that certain Loan and Security Agreement, dated as of February 18, 2022, among SLR Investment Corp., as collateral agent, and the lenders thereto, the Company, as borrower, and certain subsidiaries of the Company, as guarantors, as amended from time to time (the “Loan and Security Agreement”), and the warrants to purchase Shares held by the SLR Rollover Holders (collectively, the “Warrants”), to Topco in exchange for Series A Preferred Units of Topco and Topco Common Units. As of the Closing Date, such loans and accrued but unpaid interest and fees under the Loan and Security Agreement, and the Warrants, were contributed by Topco to Parent, and immediately upon receipt by Parent thereof, following the Effective Time, such loans and accrued but unpaid interest and fees under the Loan and Security Agreement, and the Warrants, were contributed by Parent to the Surviving Corporation.

Immediately prior to the foregoing contributions and pursuant to the terms of the Omnibus Warrant Amendment Agreement (the “Warrant Amendment”), dated as of June 17, 2024, by and among the Company and each of the persons identified as a holder on the signature pages thereto (collectively, the “SLR Warrant Holders”), (a) effective immediately prior to the consummation of the transactions contemplated by the SLR Rollover Agreement, certain warrants to purchase Company Common Stock held by or issued to SLR Investment Corp. or any of its affiliates pursuant to the Loan and Security Agreement were amended to provide for the contribution of the Warrants by the SLR Warrant Holders to Topco in connection with the transactions contemplated by the Merger Agreement and the SLR Rollover Agreement, and (b) immediately prior to the consummation of the transactions contemplated by the SLR Rollover Agreement, the Company issued all of the remaining Warrants required to be issued to the SLR Warrant Holders under the terms of the Loan and Security Agreement.

The foregoing description of the SLR Rollover Agreement is qualified in its entirety by reference to the full text of the SLR Rollover Agreement, the form of which is filed as Exhibit 10.3 hereto, and is incorporated herein by reference, and the foregoing description of the Warrants and Warrant Amendment is qualified in its entirety by reference to the full text of the form of Warrant, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference, and the full text of the Warrant Amendment, which is filed as Exhibit 4.2 hereto, and is incorporated herein by reference.

Subscription Agreements

Additionally, in connection with the Merger Agreement, certain members of Company management and certain other employees of the Company (collectively, the “Subscribers”) entered into Subscription Agreements with Topco (the “Subscription Agreements”) pursuant to and subject to the terms and conditions of which, on the Closing Date and immediately following the Effective Time, each Subscriber purchased from Topco a number of Topco Common Units as determined pursuant the applicable Subscription Agreement, at a subscription price of $2.18 per Topco Common Unit, which number of Topco Common Units was determined by calculating (a) all or a portion of such Subscriber’s consideration payable (net of withholding taxes, except as otherwise agreed by the Subscriber) in respect of such Subscriber’s Company Equity Awards, divided by (b) a price per Topco Common Unit equal to $2.18.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the Subscription Agreements, the form of which is filed as Exhibit 10.4 hereto, and is incorporated herein by reference.

Amendment to Loan and Security Agreement

On the Closing Date, pursuant to Amendment No. 8 to Loan and Security Agreement (the “Eighth Amendment”), an amendment to the Loan and Security Agreement became effective as of the Closing Date (the “Merger Effective Date Amendment”). Pursuant to the Merger Effective Date Amendment, after giving effect to the contribution of $74,427,491.93 of loans outstanding under the existing senior secured term A loan facility to Topco pursuant to the SLR Rollover Agreement, the aggregate principal amount outstanding under the senior secured term A loan facility under the Merger Effective Date Amendment was reduced from $114,427,491.93 to $40,000,000 (the “Eighth Amendment Term A Loan Facility”). Loans under the Eighth Amendment Term A Loan Facility bear interest at a floating rate per annum equal to the sum of (a) CME Term SOFR (with a floor of 4.50%) plus (b) 6.00%. The aggregate principal amount outstanding under the Eighth Amendment Term A Loan Facility is due and payable on the earlier of (x) the third anniversary of the Effective Time and (y) October 27, 2027. There is no scheduled amortization of the principal amounts of the loans outstanding under the Eighth Amendment Term A Loan Facility. The Merger Effective Date Amendment also provides for revised financial covenant levels applicable to the Eighth Amendment Term A Loan Facility. All other terms and conditions of the Eighth Amendment Term A Loan Facility, including the guarantees and security relating thereto are substantively identical to those provided for under the existing credit facilities under the Loan and Security Agreement.

The foregoing summary of the Eighth Amendment, which includes other customary terms, conditions and restrictions, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Eighth Amendment, which is filed as Exhibit 10.5 hereto, and is incorporated herein by reference.

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction is incorporated by reference into this Item 3.01.

As a result of the Merger, the Shares no longer trade on the OTCQX tier of the OTC Markets or any other over-the-counter market. In addition, in connection with the consummation of the Merger, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a certification and notice of termination of registration on Form 15 with respect to the Company Common Stock, requesting that the Company Common Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company Common Stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.02   Unregistered Sales of Equity Securities.

On September 20, 2024, immediately prior to the contributions described above under Item 2.01 under the heading “SLR Rollover Agreements and Warrant Amendment” and pursuant to the terms of the Warrant Amendment, the Company issued all of the remaining Warrants required to be issued to the SLR Warrant Holders under the terms of the Loan and Security Agreement. The Company issued the Warrants in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by the SLR Warrant Holders, including the representations with respect to each SLR Warrant Holder’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each SLR Warrant Holder’s investment intent. The offer and sale of the Warrants have not been registered under the Securities Act.

Item 3.03   Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each Share (other than the Excluded Shares and except as described in Item 2.01 hereof) was cancelled and automatically converted into the right to receive the Per Share Merger Consideration.

Item 5.01    Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. Parent funded the Merger with equity financing obtained from Perceptive pursuant to an equity commitment letter provided by Perceptive to Parent.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and in accordance with the Merger Agreement (and not as a result of any disagreement with the Company), the following directors of the Company resigned and ceased to be directors of the Company as of the Effective Time: Joseph Army, Anthony Arnerich, Lance Berry, Lori Knowles, James Liken, Mary Beth Moynihan, Donald Spence and Elizabeth Weatherman.

At the Effective Time, the following director of Merger Sub became the director of the Surviving Corporation: Konstantin Poukalov.

At the Effective Time, the following officers of the Company became the officers of the Surviving Corporation: Joseph Army, John Landry, Brian Lawrence and Dorota McKay.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, (i) the Company’s certificate of incorporation was amended and restated in its entirety and (ii) the Company’s bylaws were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement and the DGCL.

Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01    Other Events.

On September 20, 2024, the Company issued a press release announcing the closing of the Merger, which press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
2.1†
Agreement and Plan of Merger, dated as of June 17, 2024, among Veronica Holdings, LLC, Veronica Intermediate Holdings, LLC, Veronica Merger Sub, Inc., and Vapotherm, Inc. (previously filed as Exhibit 2.1 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Vapotherm, Inc.
3.2	Amended and Restated Bylaws of Vapotherm, Inc.
4.1
Form of Warrant to Purchase Common Stock of Vapotherm, Inc. Issued to SLR Investment Corp. as Payment in Kind Interest under Loan and Security Agreement (previously filed as Exhibit 4.1 to Vapotherm, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (File No. 001-38740) and incorporated herein by reference)

4.2†
Omnibus Warrant Amendment Agreement, dated as of June 17, 2024, by and among the Company and each of the Holders party thereto. (previously filed as Exhibit 4.1 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

10.1†
Form of Stockholder Rollover Agreement (Company Insider) among Veronica Holdings, LLC, Vapotherm, Inc. and Each Stockholder Party Thereto (previously filed as Exhibit 10.1 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

10.2†
Form of Stockholder Rollover Agreement (Non-Company Insider) among Veronica Holdings, LLC, Vapotherm, Inc. and Each Stockholder Party Thereto (previously filed as Exhibit 10.2 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

10.3†
Form of SLR Rollover Agreement among Veronica Holdings, LLC, Veronica Intermediate Holdings, LLC and Each Party Thereto (previously filed as Exhibit 10.3 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

10.4†
Form of Subscription Agreement between Veronica Holdings, LLC and Each Subscriber Party Thereto (previously filed as Exhibit 10.5 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

10.5†
Amendment No. 8 to Loan and Security Agreement, dated as of June 17, 2024, among Vapotherm, Inc., SLR Investment Corp., as Collateral Agent, and the Lenders Party Thereto (previously filed as Exhibit 10.6 to Vapotherm, Inc.’s Current Report on Form 8-K filed on June 20, 2024 (File No. 001-38740) and incorporated herein by reference)

99.1	Press Release Issued by Vapotherm, Inc. on September 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†
Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapotherm, Inc.

Date:	September 20, 2024	By:	/s/ James A. Lightman
James A. Lightman Senior Vice President, General Counsel and Secretary